Share-Based Compensation	12 Months Ended
Dec. 31, 2012
Share-Based Compensation [Abstract]
Share-Based Compensation

16. Share-Based Compensation

Equity Awards

Effective in February 2003, the Company established the TRW Automotive Holdings Corp. 2003 Stock Incentive Plan (as amended, the “2003 Plan”). As amended, the Plan permitted the grant of up to 23 million stock options, stock appreciation rights, restricted stock and other stock-based awards to the employees, directors or consultants of the Company or its affiliates.

Effective in May 2012, the Company's shareholders approved the TRW Automotive Holdings Corp. 2012 Stock Incentive Plan (the “2012 Plan”). The 2012 Plan permits the grant of stock options, stock appreciation rights, restricted stock and other stock-based awards to the employees, directors or consultants of the Company or its affiliates. As a result, no new awards will be granted under the 2003 Plan.

As of December 31, 2012, the Company had 6,148,580 shares of Common Stock available for issuance under the 2012 Plan. In addition, 1,698,337 stock options, 2,291,626 stock-settled stock appreciation rights (“SSARs”), 857,782 nonvested restricted stock units (“RSUs”), and 14,500 nonvested phantom stock units (“PSUs”) were outstanding as of December 31, 2012. All of the SSARs and most of the stock options have an 8-year term and vest ratably over three years, whereas the remaining stock options have a 10-year term and vested ratably over five years. Substantially all of the RSUs and PSUs vest ratably over three years.

Each SSAR entitles the grantee to receive the appreciation in value of one underlying share of the Company's stock from the grant date fair market value to the lesser of the fair market value on the exercise date or the specified maximum value.

The significant equity award grants during 2012, 2011 and 2010 are as follows:

	February 23,		February 24,		March 3,
	2012		2011		2010
	SSARs	RSUs	SSARs	RSUs	SSARs	RSUs

Number Granted	1,282,518	515,523	908,500	317,650	535,300	632,100
Exercise price	$45.11		$54.95		$26.91
Maximum value	$95.00		$100.00		$50.00

The exercise price of the SSARs and stock options is equal to the average of the high and low stock price of the Company on the grant date.

The total share-based compensation expense recognized for the Plan was as follows:

	Years Ended December 31,
	2012	2011	2010

	(Dollars in millions)
SSARs and stock options	$5	$4	$3
Restricted stock units	16	11	10
Total share-based compensation expense	$21	$15	$13

The Company uses historical data to estimate SSAR and option exercise and employee termination assumptions within the valuation model. The expected volatilities are primarily developed using historical data of the Company. The expected life of SSARs and options granted represents the period of time that they are expected to be outstanding. The risk free rate is based on U.S. Treasury zero-coupon yield curves with a remaining term equal to the expected SSAR and option life.

Fair value for SSARs was estimated at the date of grant using the Black-Scholes option pricing model using the following weighted-average assumptions:

	February 23,	February 24,	March 3,
	2012	2011	2010

Expected volatility	79.3%	77.3%	75.8%
Dividend yield	0.00%	0.00%	0.00%
Expected life	5.0 years	5.0 years	5.0 years
Risk-free rate	0.89%	2.19%	2.27%

A summary of SSAR and stock option activity under the Plan and changes for the year ended December 31, 2012 is presented below:

			Weighted-
		Weighted-	Average
	Thousands of	Average	Remaining	Aggregate
	Options	Exercise	Contractual	Intrinsic
	and SSARs	Price	Term	Value

				(Dollars in millions)
Outstanding at January 1, 2012	3,855	$30.26
Granted	1,282	45.11
Exercised	(1,072)	24.20
Forfeited or expired	(75)	45.62
Outstanding at December 31, 2012	3,990	36.38	5.0	$69
Exercisable at December 31, 2012	1,989	$26.27	3.2	$55

The weighted-average grant-date fair value of SSARs granted during the years ended December 31, 2012, 2011 and 2010 was $6.58, $6.54, and $3.45, respectively. The total intrinsic value of SSARs and stock options exercised during the years ended December 31, 2012, 2011 and 2010 was $26 million, $36 million and $89 million, respectively.

A summary of the status of the Company's nonvested RSUs as of December 31, 2012, and changes during the year ended December 31, 2012, is presented below:

		Weighted-
	Thousands of	Average
	Restricted	Grant-Date
	Stock Units	Fair Value
Nonvested Units
Nonvested at January 1, 2012	885	$31.79
Granted	517	45.10
Vested	(489)	24.35
Forfeited	(55)	42.96
Nonvested at December 31, 2012	858	$43.35

The total fair value of RSUs vested during the years ended December 31, 2012, 2011 and 2010 were $22 million, $32 million and $14 million, respectively.

As of December 31, 2012, there was $30 million of total unrecognized compensation cost related to nonvested share-based compensation arrangements granted under the Plan. Such cost is expected to be recognized over a weighted-average period of approximately two years.

Cash Awards

For the years ended December 31, 2012, 2011 and 2010, the Company recognized compensation expense associated with its cash-settled share-based compensation and retention awards of approximately $4 million, $15 million and $19 million, respectively. The liability and fair value of the cash awards as of December 31, 2012 were approximately $1 million and $3 million, respectively. The liability and fair value of the cash awards as of December 31, 2011 were approximately $40 million and $45 million, respectively.

2011 and 2010 Cash Incentive Awards - Executives. In February 2011 and March 2010, the Company issued cash incentive awards for executive officers (the “2011 Awards” and “2010 Awards”, respectively). Each award is divided into three tranches of equal value with a tranche vesting on each of the first, second and third anniversaries of the agreement date. During the year ended December 31, 2012, the first tranche of the 2011 Awards and the second tranche of the 2010 Awards vested and were fully paid. Subsequent to the payment of the first tranche, the target aggregate value of the awards granted in 2011 is approximately $1.9 million, but could range from a minimum value of zero to a maximum value of $2.4 million depending on movement of the Company's stock price during certain determination periods. Similarly, subsequent to payment of the first and second tranches, the remaining target aggregate value of the awards granted in 2010 is approximately $1 million, but could range from a minimum value of zero to a maximum value of $1.1 million depending on movement of the Company's stock price during certain determination periods.

2009 Awards. In February 2009, the Company issued cash incentive awards for executive officers, vice presidents and independent directors and retention awards for executive officers and vice presidents of the Company (the “2009 Awards”). For compensation expense purposes, the fair value of the share-based portion of the 2009 Awards was determined based on a lattice model (the Monte Carlo simulation) and was re-measured quarterly. During the first quarter of 2012, approximately $40 million was paid to fully satisfy the obligation for these awards.